Exhibit 99.2

Q3 2015 Earnings November 2, 2015

Forward Looking Statements and Use of Non-GAAP Financial Measures This presentation contains forward-looking statements that reflect, among other things, the Company’s current expectations and anticipated results of operations, all of which are subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements, market trends or industry results to differ materially from those expressed or implied by such forward-looking statements. For this purpose, any statements contained herein that are not statements of historical fact may constitute forward-looking statements. Without limiting the foregoing, words such as “anticipates,” “believes,” “estimates,” “expects,” “ guidance,” “intends,” “may,” “plans,” “projects,” “should,” “targets,” “will” and the negative thereof and similar words and expressions are intended to identify forward-looking statements. Actual results may differ materially from the Company’s expectations due to a number of factors, including that most of the Company’s contracts may be terminated on short notice, and that the Company may be unable to maintain large customer contracts or to enter into new contracts; the historical indications of the relationship of backlog to revenues may not be indicative of their future relationship; the market for the Company’s services may not grow as the Company expects; the Company may under price contracts or overrun its cost estimates, and if the Company is unable to achieve operating efficiencies or grow revenues faster than expenses, operating margins will be adversely affected; the Company may be unable to maintain information systems or effectively update them; customer or therapeutic concentration could harm the Company’s business; the Company’s business is subject to risks associated with international operations, including economic, political and other risks; government regulators or customers may limit the scope of prescription or withdraw products from the market, and government regulators may impose new regulations affecting the Company’s business; the Company may be unable to successfully develop and market new services or enter new markets; the Company’s failure to perform services in accordance with contractual requirements, regulatory standards and ethical considerations may subject it to significant costs or liability, damage its reputation and cause it to lose existing business or not receive new business; the Company’s services are related to treatment of human patients, and it could face liability if a patient is harmed; the Company has substantial indebtedness and may incur additional indebtedness in the future, which could adversely affect the Company’s financial condition; and other factors that are set forth in the Company's filings with the Securities and Exchange Commission (“SEC”), including our most recent Annual Report on Form 10-K filed with the SEC on March 3, 2015. The Company undertakes no obligation to update any forward-looking statement after the date of this release, whether as a result of new information, future developments or otherwise, except as may be required by applicable law. This presentation also includes Adjusted EBITDA, Adjusted Gross Profit, Adjusted Income from Operations, Adjusted Net Income and Adjusted Net Income per share, each of which are financial measures not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). Management believes that these measures are more indicative of our operating results as they exclude certain items whose fluctuation from period-to-period do not necessarily correspond to changes in the operating results of our business. As a result, management and our board of directors regularly use EBITDA and Adjusted EBITDA as a tool in evaluating our operating and financial performance and in establishing discretionary annual bonuses. Adjusted EBITDA is also the basis for covenant compliance EBITDA, which is used in certain covenants in the credit agreement governing our Senior Secured Credit Facilities and the indenture governing the Senior Notes. In addition, management believes that EBITDA, Adjusted EBITDA, Adjusted Gross Profit, Adjusted Income from Operations and Adjusted Net Income (including diluted adjusted net income per share) facilitate comparisons of our operating results with those of other companies by backing out of GAAP net income items relating to variations in capital structures (affecting interest expense), taxation, and the age and book depreciation of facilities and equipment (affecting relative depreciation expense), which may vary for different companies for reasons unrelated to operating performance. We believe that EBITDA, Adjusted EBITDA, Adjusted Gross Profit, Adjusted Income from Operations and Adjusted Net Income (including diluted adjusted net income per share) are frequently used by securities analysts, investors, and other interested parties in the evaluation of issuers, many of which also present EBITDA, Adjusted EBITDA, Adjusted Gross Profit, Adjusted Income from Operations and Adjusted net income (including diluted adjusted net income per share) when reporting their results in an effort to facilitate an understanding of their operating results. These non-GAAP financial measures have limitations as analytical tools, and you should not consider these measures in isolation, or as a substitute for analysis of our results as reported under GAAP. Additionally, because not all companies use identical calculations, these presentations of EBITDA, Adjusted EBITDA, Adjusted Gross Profit, Adjusted Income from Operations and Adjusted Net Income (including diluted adjusted net income per share) may not be comparable to similarly titled measures of other companies.

Q3 2015 Highlights ($ in millions) $345.1 million of service revenue; 12% constant currency growth $66.6 million of Adjusted EBITDA; 42% growth compared to prior year Adjusted Net Income per share of $0.52; 53% growth compared to prior year Q3 2015 Q3 2014 % Change Service Revenue $345.1 $320.1 7.8% EBITDA $69.4 $51.0 36.0% Adjusted EBITDA $66.6 $47.0 41.6% Adjusted EBITDA Margin 19.3% 14.7% Income from Operations $49.2 $17.0 189.7% Adjusted Income from Operations $61.2 $41.0 49.1% Adjusted Income from Operations Margin 17.7% 12.8% Net Income $23.7 $1.2 1913.5% Adjusted Net Income $33.2 $14.2 134.2% Diluted Income per Share $0.37 $0.03 1133.3% Adjusted Net Income per Share $0.52 $0.34 52.9%

Trailing Quarterly Performance Adjusted Gross Profit ($M) Adjusted EBITDA Margin (%) Service Revenue ($M) Adjusted EBITDA ($M) $96.3 $98.2 $104.5 $109.1 $113.2 $116.9 $124.2 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 12.7% 14.6% 14.7% 15.6% 16.8% 18.2% 19.3% 11% 12% 13% 14% 15% 16% 17% 18% 19% 20% Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 $311.4 $311.3 $320.1 $323.8 $332.0 $336.5 $345.1 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 $39.7 $45.5 $47.0 $50.6 $55.7 $61.3 $66.6 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015

Backlog and New Business Awards Ending Backlog ($M) Backlog Conversion % Net Book-to-Bill Net New Business Awards ($M) 1.13 1.19 1.19 1.20 1.20 1.21 1.25 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 $351.3 $371.9 $382.1 $388.4 $398.0 $407.8 $431.4 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 $1,987.3 $2,044.8 $2,091.5 $2,141.1 $2,185.3 $2,262.4 $2,348.4 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 16.1% 15.7% 15.7% 15.5% 15.5% 15.4% 15.3% 15% 16% 17% 18% 19% 20% 21% Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015

Debt Structure Weighted Average ($ in millions) September 30, December 31, March 31, June 30, September 30, Interest Maturity 2014 2014 2015 2015 2015 Rate Date Senior debt: First Lien 881.1 $ 729.0 $ 714.0 $ 699.0 $ 689.0 $ 4.50% September 23, 2020 Senior Notes 375.0 225.0 225.0 225.0 225.0 9.50% October 1, 2023 Total 1,256.1 $ 954.0 $ 939.0 $ 924.0 $ 914.0 $ Revolving credit: Swingline - $ - $ - $ - $ - $ 5.25% September 23, 2018 Revolver - - - - 20.0 3.20% September 23, 2018 Total - $ - $ - $ - $ 20.0 $ Total outstanding debt 1,256.1 $ 954.0 $ 939.0 $ 924.0 $ 934.0 $ Less cash on hand (49.3) (85.2) (64.0) (61.1) (48.4) Net debt 1,206.8 $ 868.8 $ 875.0 $ 862.9 $ 885.6 $ Net Debt/ LTM Covenant Compliance EBITDA 6.5x 4.5x 4.1x 3.8x 3.8x

Full Year 2015 Guidance Original Guidance (Feb. 18, 2015) Previous Guidance (July 27, 2015) Revised Guidance Expected Service Revenue $1.35B - $1.40B $1.34B - $1.39B $1.365B - $1.37B Diluted GAAP Net Income per Share $0.60 - $0.65 $0.80 - $0.90 $1.00 - $1.05 Diluted Adjusted Net Income per Share $1.35 – $1.45 $1.75 – $1.85 $1.89 - $1.92 Annual Effective Income Tax Rate 30% 30% 30% Revised guidance assumes foreign currency rates as of October 2015

Appendix

Q3 and YTD 2015 Financial Results ($ in millions) 2015 2014 % Change 2015 2014 % Change Service Revenue 345.1 $ 320.1 $ 7.8% 1,013.6 $ 942.8 $ 7.5% EBITDA 69.4 $ 51.0 $ 36.0% 181.9 $ 117.2 $ 55.2% Adjusted EBITDA 66.6 $ 47.0 $ 41.6% 183.7 $ 132.2 $ 38.9% Adjusted EBITDA Margin 19.3% 14.7% 18.1% 14.0% Income from Operations 49.2 $ 17.0 $ 189.7% 120.4 $ 45.1 $ 166.9% Adjusted Income from Operations 61.2 $ 41.0 $ 49.1% 168.0 $ 115.4 $ 45.6% Adjusted Income from Operations Margin 17.7% 12.8% 16.6% 12.2% Net Income (Loss) 23.7 $ 1.2 $ 1913.5% 53.3 $ (12.9) $ 512.2% Adjusted Net Income 33.2 $ 14.2 $ 134.2% 88.7 $ 36.8 $ 141.2% Diluted Income (Loss) per Share 0.37 $ 0.03 $ 1133.3% 0.84 $ (0.32) $ 362.5% Adjusted Net Income per Share 0.52 $ 0.34 $ 52.9% 1.41 $ 0.89 $ 58.4% Three Months Ended September 30, Nine Months Ended September 30,

Trailing Quarterly Performance Q3 15 v ($ in millions) Q3 14 % Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Change Service revenue 188.1 $ 298.8 $ 832.9 $ 311.4 $ 311.3 $ 320.1 $ 323.8 $ 1,266.6 $ 332.0 $ 336.5 $ 345.1 $ 7.8% % growth Y-o-Y 27.9% 91.7% 39.5% 87.0% 73.4% 70.2% 8.4% 52.1% 6.6% 8.1% 7.8% % growth Y-o-Y (constant currency) 27.1% 90.6% 38.9% 86.3% 72.7% 70.0% 9.9% 52.3% 9.8% 12.4% 11.5% Gross Profit 73.3 $ 94.0 $ 307.4 $ 96.3 $ 98.2 $ 104.5 $ 109.1 $ 408.1 $ 113.2 $ 116.9 $ 124.2 $ % of Net Revenue 39.0% 31.5% 36.9% 30.9% 31.5% 32.6% 33.7% 32.2% 34.1% 34.7% 36.0% Total SG&A Costs 40.3 $ 58.7 $ 176.8 $ 56.6 $ 52.7 $ 57.5 $ 58.5 $ 225.3 $ 57.5 $ 55.6 $ 57.6 $ % of Net Revenue 21.4% 19.6% 21.2% 18.2% 16.9% 18.0% 18.1% 17.8% 17.3% 16.5% 16.7% Adjusted EBITDA 33.0 $ 35.3 $ 130.6 $ 39.7 $ 45.5 $ 47.0 $ 50.6 $ 182.8 $ 55.7 $ 61.3 $ 66.6 $ 41.6% % of Net Revenue 17.5% 11.8% 15.7% 12.7% 14.6% 14.7% 15.6% 14.4% 16.8% 18.2% 19.3% 2013 2014 2015

Backlog and New Business Awards Q3 15 v ($ in millions) Q3 14 % Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Change Beginning Backlog 1,444.2 $ 1,465.6 $ 1,382.8 $ 1,939.7 $ 1,987.3 $ 2,044.8 $ 2,091.5 $ 1,939.7 $ 2,141.1 $ 2,185.3 $ 2,262.4 $ Ending Backlog 1,465.6 $ 1,939.7 $ 1,939.7 $ 1,987.3 $ 2,044.8 $ 2,091.5 $ 2,141.1 $ 2,141.1 $ 2,185.3 $ 2,262.4 $ 2,348.4 $ 12.3% Backlog Conversion % 13.0% 20.4% 16.1% 15.7% 15.7% 15.5% 15.5% 15.4% 15.3% Gross New Business Awards 239.8 $ 269.7 $ 997.7 $ 422.8 $ 423.8 $ 442.0 $ 456.8 $ 1,745.4 $ 444.3 $ 462.4 $ 507.4 $ 14.8% Cancellations 50.0 $ 67.8 $ 223.4 $ 71.5 $ 51.9 $ 59.9 $ 68.4 $ 251.7 $ 46.3 $ 54.6 $ 76.0 $ 26.9% % of Beginning Backlog 3.5% 4.6% 3.7% 2.6% 2.9% 3.3% 2.2% 2.5% 3.4% Net New Business Awards 189.8 $ 201.9 $ 774.3 $ 351.3 $ 371.9 $ 382.1 $ 388.4 $ 1,493.7 $ 398.0 $ 407.8 $ 431.4 $ 12.9% Net Book to Bill 1.08 1.12 1.11 1.13 1.19 1.19 1.20 1.18 1.20 1.21 1.25 2013 2014 2015

Reconciliation of GAAP EBITDA to Adjusted EBITDA For further information regarding the reconciliation of non-GAAP measures to their corresponding GAAP equivalent please see our press release ($ in millions) 2015 2014 2015 2014 Net income (loss) 23.7 $ 1.2 $ 53.3 $ (12.9) $ Depreciation and amortization 19.8 23.9 58.2 73.1 Interest expense, net 15.3 21.0 46.1 63.6 Provision for (benefit from) income taxes 10.7 4.9 24.3 (6.6) EBITDA 69.4 51.0 181.9 117.2 Management fees - 0.5 - 1.6 Stock-based compensation expense 1.6 1.0 3.6 2.7 Loss on disposal of fixed assets 0.3 - 0.5 - Loss on modification of debt - - - 1.4 Foreign currency gains, net (3.7) (10.7) (8.8) (1.6) Other expense, net 1.0 0.1 1.5 0.2 Equity in losses of unconsolidated joint ventures, net of tax 2.3 0.5 4.1 1.0 Foreign research and development credit (8.5) - (8.5) - Transaction and acquisition-related costs - 4.1 0.2 6.3 Lease termination expense 0.3 - 2.9 - Severance and restructuring charges 1.6 - 1.8 2.0 Non-cash rent adjustment 1.3 0.5 2.9 1.3 Other one-time charges 1.1 0.1 1.7 0.1 Adjusted EBITDA 66.6 $ 47.0 $ 183.7 $ 132.2 $ Three Months Ended September 30, Nine Months Ended September 30,

Reconciliation of GAAP Net Income (Loss) to Adjusted Net Income For further information regarding the reconciliation of non-GAAP measures to their corresponding GAAP equivalent please see our press release ($ in millions, except per share data) 2015 2014 2015 2014 Net income (loss) 23.7 $ 1.2 $ 53.3 $ (12.9) $ Amortization of intangible assets 14.3 17.9 42.6 56.4 Amortization of deferred financing costs 1.5 1.5 4.8 4.4 Management fees - 0.5 - 1.6 Stock-based compensation expense 1.6 1.0 3.6 2.7 Loss on disposal of fixed assets 0.3 - 0.5 - Loss on modification of debt - - - 1.4 Foreign currency gains, net (3.7) (10.7) (8.8) (1.6) Other expense, net 1.0 0.1 1.5 0.2 Equity in losses of unconsolidated joint ventures, net of tax 2.3 0.5 4.1 1.0 Foreign research and development credit (8.5) - (8.5) - Transaction and acquisition-related costs - 4.1 0.2 6.3 Lease termination expense 0.3 - 2.9 - Severance and restructuring charges 1.6 - 1.8 2.0 Non-cash rent adjustment 1.3 0.5 2.9 1.3 Other one-time charges 1.1 0.1 1.7 0.1 Total adjustments 13.1 15.4 49.2 75.7 Tax effect of total adjustments (3.5) (2.4) (13.7) (26.0) Adjusted net income 33.2 $ 14.2 $ 88.7 $ 36.8 $ Diluted weighted average common shares outstanding 64 42 63 41 Adjusted net income per diluted share 0.52 $ 0.34 $ 1.41 $ 0.89 $ Three Months Ended September 30, Nine Months Ended September 30,

Reconciliation of GAAP Income from Operations to Adjusted Income from Operations For further information regarding the reconciliation of non-GAAP measures to their corresponding GAAP equivalent please see our press release ($ in millions) 2015 2014 2015 2014 Income from operations 49.2 $ 17.0 $ 120.4 $ 45.1 $ Amortization of intangible assets 14.3 17.9 42.6 56.4 Management fees - 0.5 - 1.6 Stock-based compensation expense 1.6 1.0 3.6 2.7 Loss on disposal of fixed assets 0.3 - 0.5 - Foreign research and development credit (8.5) - (8.5) - Transaction and acquisition-related costs - 4.1 0.2 6.3 Lease termination expense 0.3 - 2.9 - Severance and restructuring charges 1.6 - 1.8 2.0 Non-cash rent adjustment 1.3 0.5 2.9 1.3 Other one-time charges 1.1 0.1 1.7 0.1 Adjusted income from operations 61.2 $ 41.0 $ 168.0 $ 115.4 $ Three Months Ended September 30, Nine Months Ended September 30,

Geographic Breakdown Region Q3 15 Q3 14 US/Canada $ 208.1 $ 193.8 Europe/Africa 104.1 96.9 Latin America 14.1 14.2 Asia/Pacific 18.8 15.1 Grand Total $ 345.1 $ 320.1 Region YTD 2015 YTD 2014 US/Canada $ 615.9 $ 562.1 Europe/Africa 304.3 299.8 Latin America 41.4 40.6 Asia/Pacific 52.1 40.4 Grand Total $ 1,013.6 $ 942.8

Days Sales Outstanding ($ in millions) Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Accounts Receivable, net 141.2 $ 232.6 $ 246.0 $ 241.9 $ 236.1 $ 233.3 $ 239.6 $ 281.4 $ 281.9 $ Unbilled Services 58.3 62.3 102.3 98.0 113.2 105.5 132.8 115.2 118.5 Total Accounts Receivable and Unbilled Services 199.5 294.9 348.3 339.9 349.3 338.8 372.4 396.6 400.4 Advance Billings (230.2) (295.9) (289.9) (299.4) (275.8) (296.1) (291.2) (297.7) (291.6) Net (30.7) $ (1.0) $ 58.4 $ 40.5 $ 73.5 $ 42.7 $ 81.2 $ 98.9 $ 108.8 $ Accounts Receivable, net 45 54 55 54 49 51 49 58 57 Unbilled Services 19 14 23 22 24 23 27 24 24 Total Accounts Receivable and Unbilled Services 64 68 78 76 73 74 76 82 81 Advance Billings (73) (69) (65) (67) (58) (65) (59) (61) (59) Net (9) (1) 13 9 15 9 17 21 22 2013 2014 2015

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